inVentiv Health, Inc. (VTIV)

Fourth Quarter 2008 Earnings Call

February 26, 2009

Forward Looking Statements and Non-GAAP Financial Information

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are only predictions and provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "plans," "intends," "may," "will" or "should" or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. Specifically, this presentation contains forward-looking statements regarding our estimates of revenues and earnings in future periods. In addition, we have disclosed data regarding our historical experience in winning new business opportunities in conjunction with our presentation of our new business pipeline, which is intended to assist readers in evaluating our new business pipeline on a forward-looking basis.

These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We wish to caution readers that certain important factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The most important factors that could prevent us from achieving our goals, and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements include, but are not limited to, the following:

- the potential impact of a recessionary environment on our customers and business;
- our ability to sufficiently increase our revenues and maintain or decrease expenses and cash capital expenditures to permit us to fund our operations;
- our ability to continue to comply with the covenants and terms of our credit facility and to access sufficient capital under our credit agreement or from other sources of debt or equity financing to fund our operations;
- the impact of any default by any of our credit providers or swap counterparties;
- our ability to accurately forecast costs to be incurred in providing services under fixed price contracts, including with respect to the leasing costs for our fleet vehicles and related fuel costs;
- the possibility that customer agreements will be terminated or not renewed;
- our ability to grow our existing client relationships, obtain new clients and cross-sell our services;
- our ability to successfully operate new lines of business;
- our ability to manage our infrastructure and resources to support our growth;
- our ability to successfully identify new businesses to acquire, conclude acquisition negotiations and integrate the acquired businesses into our operations;
- any disruptions, impairments, or malfunctions affecting software as well as excessive costs or delays that may adversely impact our continued investment in and development of software.
- the potential impact of government regulation on us and on our clients base;
- our ability to comply with all applicable laws as well as our ability to successfully implement from a timing and cost perspective any changes in applicable laws;
- our ability to recruit, motivate and retain qualified personnel, including sales representatives and clinical staff;
- our ability to maintain technological advantages in a variety of functional areas, including sales force automation, electronic claims surveillance and patient compliance
- the actual impact of the adoption of certain accounting standards;
- the actual outcome of pending litigation;
- any potential impairment of intangible assets;
- changes in trends in the pharmaceutical industry or in pharmaceutical outsourcing; and
- Our ability to determine the actual time at which the liquidation of our Columbia Strategic Cash Portfolio will be completed or the total losses that we will actually realize from that investment vehicle.

Investors should carefully consider these risk factors and the matters contained in our filings with the Securities Exchange Commission which can be accessed electronically in the Investor Relations portion of our web site at www.inventivhealth.com.

This presentation includes non-GAAP financial measures within the meaning of Regulation G of the Securities and Exchange Commission. The "adjusted" (non-GAAP) financial measures included in this presentation exclude the following:

- Interest income (expense) related to our interest rate hedge of a term loan facility;
- Federal tax benefits related to state and local tax exposure;
- Certain receivables reserve;
- Impairment of marketable securities;
- Impairment on Goodwill;
- Acquisition Related Incentive

The segment information contained in this presentation excludes:

- compensation expense related to vested stock options and restricted stock;
- corporate overhead; and,
- minority interest & equity investments.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. Management believes that the non-GAAP financial measures included herein, when shown in conjunction with the corresponding GAAP measures, is useful in order to (i) present financial information on a more comparable period-to-period basis, (ii) enhance investors' overall understanding of our past financial performance and our planning and forecasting of future periods; and (iii) allow investors to assess our financial performance using management's analytical approach. We have included in the appendices to this presentation the most directly comparable GAAP financial measures and a reconciliation between the non-GAAP and GAAP financial measures.

2008 vs. 2007 Adjusted Results

$'s in Millions (except per share)

	Fourth Quarter			Full Year		
	2008	2007	%	2008	2007	%
Total Revenues	$283.3	$268.0	*6%*	$1,119.8	$977.3	*15%*
Net Revenues	247.7	214.2	*16%*	951.7	796.7	*19%*
Adjusted EBITDA	41.7	40.1	*4%*	144.2	131.3	*10%*
Adjusted Operating Income	32.2	31.5	*2%*	108.2	102.2	*6%*
% of Net Revenue	*13.0%*	*14.7%*		*11.4%*	*12.8%*	
Adjusted Net Income	16.0	15.3	*5%*	51.3	51.3	*0%*
Adjusted Diluted EPS	$0.48	$0.46	*4%*	$1.55	$1.59	*(3%)*
GAAP EPS	($4.90)	$0.47	*N/M*	($3.89)	$1.46	*N/M*

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation
NOTE: The adjusted Net Income and adjusted EPS figures present adjusted results from continuing operations including equity compensation expense.
NOTE: The adjusted EBITDA and adjusted Operating Income figures include equity compensation expense and exclude minority interest and equity investments.

2008 Total Revenue by Segment

$'s in Millions

Fourth Quarter



Patient Outcomes
12%
Clinical
19%
Commercial
43%
Communications
26%

Segment	$ Value
Clinical	$54.5
Communications	73.8
Commercial	120.5
Patient Outcomes	34.5
inVentiv Total	$283.3

Full Year



Patient Outcomes
11%
Clinical
19%
Commercial
39%
Communications
31%

Segment	$ Value
Clinical	$216.9
Communications	341.9
Commercial	435.1
Patient Outcomes	125.9
inVentiv Total	$1,119.8

2008 Adjusted Operating Income by Segment

$'s in Millions

Fourth Quarter


Patient Outcomes
17%
Clinical
12%
Communications
30%
Commercial
41%

Segment	$ Value
Clinical	$4.7
Communications	11.6
Commercial	16.0
Patient Outcomes	6.4

Full Year


Patient Outcomes
17%
Clinical
13%
Communications
34%
Commercial
36%

Segment	$ Value
Clinical	$18.0
Communications	45.4
Commercial	48.0
Patient Outcomes	23.3

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation. The sum of the segment adjusted operating income amounts will not tie to consolidated adjusted operating income due to corporate and other costs.

inVentiv Clinical: 2008 vs. 2007

$'s in Millions

	Fourth Quarter			Full Year		
	2008	2007	%	2008	2007	%
Total Revenues	$54.5	$47.9	*14%*	$216.9	$186.9	*16%*
Adjusted Operating Income	4.7	4.7	*0%*	18.0	15.3	*18%*
Adjusted Operating Income %	*8.6%*	*9.8%*		*8.3%*	*8.2%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Communications: 2008 vs. 2007

$'s in Millions

	Fourth Quarter			Full Year		
	2008	2007	%	2008	2007	%
Total Revenues	$73.8	$88.1	*(16%)*	$341.9	$289.1	*18%*
Adjusted Operating Income	11.6	12.9	*(10%)*	45.4	41.8	*9%*
Adjusted Operating Income %	*15.7%*	*14.5%*		*13.3%*	*14.5%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv health

inVentiv Commercial: 2008 vs. 2007

$'s in Millions

	Fourth Quarter			Full Year		
	2008	2007	%	2008	2007	%
Total Revenues	$120.5	$100.8	*20%*	$435.1	$400.8	*9%*
Adjusted Operating Income	16.0	13.6	*18%*	48.0	50.6	*(5%)*
Adjusted Operating Income %	*13.3%*	*13.5%*		*11.0%*	*12.6%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

inVentiv Patient Outcomes: 2008 vs. 2007

$'s in Millions

	Fourth Quarter			Full Year		
	2008	2007	%	2008	2007	%
Total Revenues	$34.5	$31.3	*10%*	$125.9	$100.5	*25%*
Adjusted Operating Income	6.4	6.2	*3%*	23.3	18.1	*29%*
Adjusted Operating Income %	*18.6%*	*19.8%*		*18.5%*	*18.0%*	

NOTE: Investors are referred to the reconciliations to GAAP provided at the end of this presentation.

ProForma Organic Net Revenue Growth

	2004 to 2008 4-Yr % CAGR	2008 % Annual Growth
Clinical	21%	16%
Communications	15%	5%
Commercial	4%	12%
Patient Outcomes	26%	11%
Total	12%	11%

NOTE: Pre-acquisition proforma numbers may be unaudited and may be reflected wholly or partially on a cash basis. Gross revenues were used as a proxy for net revenues if the acquired companies did not segregate customer reimbursements.

NOTE: Each company acquired as of 12/31/08 is assumed as part of inVentiv proforma net revenues from 1/1/04 as if they were wholly-owned by the company.

New Business Pipeline

Annualized Net Fees ($'s in Millions)



$500
$400
$300
$200
$100
$0
$250
$200
$300
$250
$300
$300
$350
$400
$350
$400
$350
$350
Q1:06
Q2:06
Q3:06
Q4:06
Q1:07
Q2:07
Q3:07
Q4:07
Q1:08
Q2:08
Q3:08
Q4:08

NOTE: inVentiv calculates its pipeline based on its approximate annualized net revenue estimate for all identified new business opportunities on a rolling, forward 12-mth basis. Amounts have been rounded to nearest $50M increment.

NOTE: inVentiv has historically won ~50% of the opportunities for which inVentiv submits a proposal and the Client elects to outsource (weighted by net revenue).

Metrics & Other Information

$'s in Millions

	12/31/08	12/31/07
Cash Flow from Operations (ttm)	$86.9	$58.7
Cash & Marketable Securities*	$102.3	$98.1
Working Capital[1]	$163.6	$130.9
Leverage Ratio (Proforma ttm)[2]	2.37	2.43
Days Sales Outstanding (qtr)[3]	72	79
Approximate Worldwide Employee Count (qtr)	7,100	5,700

NOTE: For GAAP reconciliations, metrics definitions and additional notes investors are referred to additional slides at the end of this presentation.

*The 12/31/08 amount includes $3.7MM in Long Term Marketable Securities.

inVentiv health

Appendix

Metrics Definitions & Notes

- [1] Working Capital equals current assets less current liabilities
- [2] Leverage Ratio (TTM) is calculated as if all new acquisitions closed during the twelve month period were part of inVentiv for the full twelve months. The calculation is Debt divided by Adjusted Proforma EBITDA as defined within inVentiv's credit agreement.
- [3] Days Sales Outstanding (DSO) is measured using the combined amounts of Accounts Receivable and Unbilled Services (excluding work-in-progress, which does not affect calculation) outstanding as of the Balance Sheet date, against Revenues for the trailing 3-month period then ended. The calculation excludes acquisitions made during the quarter.

GAAP Reconciliation Factors

- *Receivable reserve:* For the second quarter of 2007, the Company recorded additional reserves for receivables and other related expense of $8.2 million ($4.8 million net of taxes), of which $0.1 million (negligible, net of taxes) was reversed during the fourth quarter of 2007, mainly relating to a collections issue due to the bankruptcy of one of its clients within the Commercial segment. Historical write-offs have been minimal and the Company does not believe there is a significant risk that the circumstances giving rise to these additional reserves will recur in future periods. The 2007 results were adjusted to exclude the recording and reversals of these receivable reserves.
- *Other than Temporary Impairment on Marketable Securities:* For the fourth quarter of 2008 and 2007, the Company recorded, $2.0 million ($1.2 million net of taxes) and $0.8 million ($0.5 million net of taxes), respectively, related to an other than temporary impairment of the Company's Columbia Strategic Cash Portfolio ("CSCP"), which held certain asset-backed securities. For 2008 and 2007, the Company recorded $2.6 million ($1.5 million net of taxes) and $0.8 million ($0.5 million net of taxes), respectively, related to an other than temporary impairment for CSCP. Consistent with the company's investment policy guidelines, the vast majority of holdings within CSCP held by the company had AAA/Aaa credit ratings at the time of purchase. With the liquidity issues experienced in the global credit and capital markets, the CSCP experienced other than temporary losses resulting in a change in the net asset value per share from its $1 par value. The other than temporary impairment loss was adjusted to exclude this charge for 2008 and 2007 results.
- *Goodwill and Other Intangibles Impairment:* For the fourth quarter of 2008, the Company recorded a non-cash goodwill and other intangible asset impairment expense of $267.8 million ($177.8 million, net of taxes) in accordance with Statements of Financial Accounting Standards 142 and 144. The Company previously performed the required annual testing of goodwill as of June 30, 2008. The fourth quarter 2008 impairment charge was primarily driven by adverse economic and equity market conditions that caused a decrease in the current marketplace and related multiples and the company's stock price as of December 31, 2008 compared to the test performed as of June 30th.
- *Acquisition-related incentive:* The fourth quarter and full-year periods for 2007 exclude $1.5 million of income for acquisition-related incentives arising from a pre-acquisition liability related to the acquisition of inVentiv Communications, Inc. (the former "inChord Communications"). In connection with the inVentiv Communications, Inc. acquisition, the Company assumed a $7.5 million existing liability (out of a potential $15.0 million liability) on inVentiv Communications, Inc.'s balance sheet relating to certain performance thresholds over a three-year period from 2005 through 2007. Based on the final 2005-2007 three-year performance results of inVentiv Communications, Inc., a reversal of $1.5 million was recorded to this liability and as additional income in 2007. The acquisition-related incentives were adjusted to exclude these adjustments in their respective periods.
- *Derivative Interest:* In October 2005, the Company engaged in an interest rate hedge of its $175 million term loan facility, which the Company did not designate for hedge accounting until July 2006. In July 2006, the Company employed a hypothetical derivative model to assess ineffectiveness. For the three-months ended December 31, 2008 and 2007, the Company recorded $0.1 million and $0.3 million, respectively, of interest expense ($0.1 million and $0.2 million, net of taxes, respectively) relating to the ineffectiveness of the hedge for each quarter. For the twelve-months ended December 31, 2008 and 2007, the Company recorded $1.1 million and $1.2 million of interest expense ($0.7 million of interest expense, net of taxes), relating to the ineffectiveness of the hedge for each period. Net interest expense was adjusted to exclude these adjustments in their respective periods.
- *Tax benefits:* The Company recorded federal tax benefits of $1.0 million in the first quarter of 2007 attributable to related state and local tax exposure. Tax expense was adjusted to exclude these benefits for full year 2007.
- Compensation expense related to vested stock options and restricted stock: The Company adopted FAS 123(R) as of January 1, 2006 and commenced recording expense for vested stock options and restricted stock as of that date. Compensation expense has been included in all adjusted consolidated financial information and EPS computations, but excluded at the segment level. For all non-GAAP financial information related to the segment information, compensation expense of $1.2 million and $1.2 million has been adjusted for the three months ending December 31, 2008 and 2007 and $7.4 million and $11.0 million has been adjusted for the Twelve months ending December 31, 2008 and 2007 to exclude expense related to vested stock options and restricted stock.

GAAP Reconciliations

Reconciliation of Adjusted Operating Income and Adjusted EBITDA

(in millions)	Three-Months Ended December 31, 2008	Three-Months Ended December 31, 2007	Twelve-Months Ended December 31, 2008	Twelve-Months Ended December 31, 2007
Operating (loss) income, as reported	(237.6)	32.3	(162.2)	94.8
Add: Impairment loss on marketable securities	2.0	0.8	2.6	0.8
(Subtract) Add: Acquisition related incentive	–	(1.5)	–	(1.5)
(Subtract) Add: Receivable reserve	–	(0.1)	–	8.1
Add: Impairment of Goodwill and other Intangible Assets	267.8		267.8	
Adjusted operating income	32.2	31.5	108.2	102.2
Add: Depreciation	5.7	5.0	20.9	18.2
Add: Amortization	3.8	3.6	15.1	10.9
Adjusted EBITDA *	$ 41.7	$ 40.1	$ 144.2	$ 131.3

* before minority interest in income of subsidiary and income from equity investments

Reconciliation of Adjusted Net Income from Continuing Operations and Adjusted Diluted EPS from Continuing Operations Including Equity Compensation Expense

(in millions)	Three-Months Ended December 31, 2008	Three-Months Ended December 31, 2007	Twelve-Months Ended December 31, 2008	Twelve-Months Ended December 31, 2007
Net (loss) income from Continuing Operations	$ (163.1)	$ 15.5	$ (128.7)	$ 47.2
Add: Receivable reserves, net of taxes	–	–	–	4.8
Add: Impairment loss on marketable securities, net of taxes	1.2	0.5	1.5	0.5
Add: Derivative interest, net of taxes	0.1	0.2	0.7	0.7
Subtract: Tax Benefit	–	–	–	(1.0)
(Subtract): Acquisition related incentive, net of taxes	–	(0.9)	–	(0.9)
Add: Impairment of Goodwill and other Intangible Assets	177.8	–	177.8	--
Adjusted Net Income from Continuing Operations	$16.0	$15.3	$51.3	$51.3
Diluted Shares Outstanding	33.4	32.9	33.5	32.3
Adjusted Diluted EPS from Continuing Operations	$0.48	$0.47	$1.53	$1.59

Reconciliation of Segment Operating Income

(in millions)	inVentiv Clinical Q408	inVentiv Clinical Q407	inVentiv Commercial Q408	inVentiv Commercial Q407	inVentiv Communications Q408	inVentiv Communications Q407	inVentiv Patient Outcomes Q408	inVentiv Patient Outcomes Q407
Operating (loss) income, as reported	(36.5)	$4.7	$11.3	$12.7	(124.5)	$14.1	(80.4)	$6.1
Add: Receivable reserve	-	-	-	0.1	-	-	-	-
Add: Acquisition-related incentive	-	-	-	-	-	(1.5)	-	-
Add: Impairment of Goodwill and other Intangible Assets	41.3		4.0		135.6		86.7	
Add: Equity compensation expense	(0.1)	-	0.7	0.8	0.5	0.3	0.1	0.1
Adjusted Operating Income	$4.7	$4.7	$16.0	$13.6	$11.6	$12.9	$6.4	$6.2

Reconciliation of Segment Operating Income

(in millions)	inVentiv Clinical YTD08*	inVentiv Clinical YTD07*	inVentiv Commercial YTD08*	inVentiv Commercial YTD07*	inVentiv Communications YTD08*	inVentiv Communications YTD07*	inVentiv Patient Outcomes YTD08*	inVentiv Patient Outcomes YTD07*
Operating (loss) income, as reported	(24.5)	$14.2	$40.2	$38.2	(92.1)	$42.0	(63.9)	$17.6
Add: Receivable reserve	-	-	-	4.3	-	-	-	-
Add: Acquisition-related incentive	-	-	-	-	-	(1.5)	-	-
Add: Impairment of Goodwill and other Intangible Assets	41.3		4.0		135.6		86.7	
Add: Equity compensation expense	1.2	1.1	3.8	8.1	1.9	1.3	0.5	0.5
Adjusted Operating Income	$18.0	$15.3	$48.0	$50.6	$45.4	$41.8	$23.3	$18.1

* Twelve months ended December 31

Proforma Annual Compound Growth Rate ("CAGR") on a Net Revenue Basis

	YR 2004 to YR 2008** Total	YR 2004 to YR 2008** inVentiv Commercial
CAGR%, as reported	32%	7%
Less: Acquisition CAGR%	20%	3%
CAGR%, proforma	12%	4%

** inVentiv Communications, inVentiv Clinical and inVentiv Patient Outcomes were not part of the company for all of 2004 and thus the GAAP reconciliations are not meaningful for those segments.

Proforma Growth Rate on a Net Revenue Basis

	Full Year 12/31/08 vs Full Year 12/31/07 Total	inVentiv Clinical	inVentiv Commercial	inVentiv Communications	inVentiv Patient Outcomes
Growth%, as reported	19%	16%	14%	30%	24%
Less: Acquisition Growth%	8%	0%	2%	25%	13%
Growth%, proforma	11%	16%	12%	5%	11%

inVentiv health

inVentiv health